Esoterica NextG Economy ETF

Statement of Additional Information

Supplement dated December 11, 2020

to the Statement of Additional Information dated March 19, 2020, as supplemented June 30, 2020, and September 1, 2020

Effective December 3, 2020, the Board of Trustees (the “Board”) of Esoterica Thematic Trust (the “Trust”) appointed Eugene Podsiadlo to the Board to serve as an Independent Trustee and Chairman of the Audit Committee replacing Jack Gee. Any references to Jack Gee in the Statement of Additional Information (“SAI”) should be disregarded.

With the appointment of Eugene Podsiadlo, the following changes are made to the SAI:

1. The following row is added to the Independent Trustees table on page 27 of the SAI under the section entitled “Board of Trustees of the Trust” after the entry for Ed McRedmond.

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Eugene Podsiadlo, 1957	Trustee	Indefinite/Since December 2020	Senior Advisor, Cross Creek Advisors LLC (an investment management company) (2018 – present); Special Advisor to the Board of Directors, Wasatch Advisors, Inc. (an investment management company) (2017-2018); Director, Wasatch Advisors, Inc. (2001-2016)	1	None.

2. Under the Section titled “Board Committees,” on page 29 of the SAI, the first paragraph is deleted in its entirety and replaced with the following:

The Board has an Audit Committee consisting solely of two Trustees, both of whom are Independent Trustees. Eugene Podsiadlo has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Eugene Podsiadlo, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

3. As of the date of this Supplement, Mr. Podsiadlo does not beneficially own any equity securities of the Trust.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund, each dated March 19, 2020, as supplemented June 30, 2020, and September 1, 2020, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-(866) 979-1710, visiting the Trust’s website (www.esotericacap.com) or by writing to the Trust’s Distributor, Foreside Fund Services, LLC at Three Canal Plaza, Portland, Maine 04101.

Please retain this Supplement for future reference.